

JONES APPAREL GROUP

2008 Second Quarter and
Full Year Earnings

July 30, 2008

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expect," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national and regional economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- consolidation of the Company's retail customers;
- financial difficulties encountered by customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products (while China has agreed to safeguard quota on certain classes of apparel products through 2008, political pressure will likely continue for restraint on importation of apparel);
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Strategy Overview: Focusing on the Core to Deliver Value to Shareholders

- Enhance brand appeal
  - Focus on and invest in core brands
  - Emphasize design and relevance
  - Maintain consistency of quality and fit
- Grow market share
  - Sell into a varied portfolio of channels
  - Pursue licensing and private label, both domestic and international
  - Implement comprehensive e-commerce strategy
  - Return Company operated stores to profitability
- Maintain position as top department store resource
- Take costs out of the system
  - Identifying additional profit improvement potential for 2008 and beyond
  - Operational excellence – streamlining supply chain, distribution and technology infrastructure

Regaining Jones Apparel Group's position as best supplier of branded lifestyle apparel, fashion footwear and accessories

Q2 2008 Performance – Consolidated

($ in millions, except per share)	Q2-2008	Q2-2007
Total Revenue	$832	$910
Gross Profit	$286	$300
Gross Margin	34.3%	33.0%
Operating Income	$35	$39
Income from Continuing Operations	$17	$18
Adjusted EPS	$0.20	$0.17

- Results exceeded our expectations
- Retail segment was profitable for the quarter
- Results impacted by early shipments of l.e.i. to Wal-Mart
- Results impacted by bankruptcy of regional retailers

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Q2 2008 Performance – Segment

($ in millions)	Q2 - 2008	Q2 -2007
Revenue (including intersegment revenues) -		
Wholesale Better	$ 265	$ 265
Wholesale Jeanswear	$ 175	$ 266
Footwear & Accessories	$ 231	$ 227
Retail	$ 197	$ 193
Operating Profit (Loss) -		
Wholesale Better	$ 22	$ 25
Wholesale Jeanswear	$ 7	$ 12
Footwear & Accessories	$ 10	$ 19
Retail	$ 6	$ (4)
Operating Margin -		
Wholesale Better	8.1%	9.2%
Wholesale Jeanswear	4.0%	4.6%
Footwear & Accessories	4.4%	8.3%
Retail	3.0%	-2.0%

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $322 million
- $400 Million Accelerated Share Repurchase Program
  - Received approximately 17.9 million shares during 2007
  - Received approximately 3.2 million shares in June 2008 upon the settlement of the accelerated share repurchase agreement. No cash was required to execute the receipt of these shares.
- Quarterly dividend: $0.14 per share
- Debt $187 million lower than at end of second quarter 2007
  - 18.6% debt to total capitalization ratio, net of cash at 7/05/08
- Second Quarter 2008 Capital Expenditures: ~ $16 million

2008 Guidance

($ in millions)	Revenue	Operating Margin
Wholesale Better Apparel	$1,200 - $1,240	9.5% - 10.5%
Wholesale Jeanswear	$820 - $850	7.0% - 8.0%
Wholesale Footwear and Accessories	$1,050 - $1,070	7.5% - 8.5 %
Retail	$ 745 - $770	(3.5%) - (1.0%)
Licensing, Other and Eliminations	($165) - ($180)	(A)
Total Company	$3,650 - $3,750	5.2% - 5.8%
Interest Expense	~ $44 Million	
Equity in income of Joint Ventures	~$1 Million	
Effective Tax Rate	~35.5 %	
Depreciation and Amortization	$90 - $100 Million	
Weighted Average Shares	~84 Million	
EPS	$1.20 - $1.35	
Capital Expenditures	$80 - $90 Million	
Operating Cash Flow	$145 - $185 Million	

(A) Net expenses in Licensing, Other and Eliminations will be $40 - $45 Million

Estimated Brand Contribution to Full Year 2008



2008 Revenues
Jones New York
21%
Anne Klein
9%
Easy Spirit
7%
Gloria Vanderbilt
6%
l.e.i.
5%
Energie
4%
Bandolino
4%
Kasper
4%
Other
16%
Nine West
24%

Q2 2008 Reconciliation GAAP to Adjusted

($ in millions, except per share)

	GAAP	Elimination of Intersegment Revenues	Adjustments		Adjusted
Q2 2008 Net Revenues					
Wholesale Better	$ 265	$ 30	$ -		$ 235
Wholesale Jeanswear	173	1	2	(1)	174
Footwear & Accessories	231	15	-		216
Retail	197	-	-		197
Licensing, Other and Eliminations	(37)	(46)	1	(3)	10
Total Company	$ 829	-	$ 3		$ 832
Q2 2008 Gross Profit	$ 282	-	$ 4	(1), (3)	$ 286
Q2 2008 Operating Profit					
Wholesale Better	$ 21	$ -	$ 1	(2)	$ 22
Wholesale Jeanswear	1	-	6	(1)	7
Footwear & Accessories	8	-	2	(3)	10
Retail	6	-	-	(3)	6
Licensing, Other and Eliminations	(11)	-	1	(3)	(10)
Total Company	$ 25		$ 10		$ 35
Income from continuing operations	$ 11	$ -	$ 6		$ 17
EPS from continuing operations	$ 0.13	$ -	$ 0.07		$ 0.20

(1) Relates to the exit from certain moderate sportswear lines, denim restructuring, and other strategic review items

(2) Relates to the expenses for the closure of certain distribution facilities and other strategic review items

(3) Relates to severance and other expenses related to strategic review of operations, and certain other items

Q2 2007 Reconciliation GAAP to Adjusted

($ in millions, except per share)

	GAAP	Elimination of Intersegment Revenues	Adjustments		Adjusted
Q2 2007 Net Revenues					
Wholesale Better	$ 265	$ 35	$ -		$ 230
Wholesale Jeanswear	260	4	6	(1)	262
Footwear & Accessories	227	11	-		216
Retail	193	-	-		193
Licensing, Other and Eliminations	(41)	(50)	-		9
Total Company	$ 904	-	$ 6		$ 910
Q2 2007 Gross Profit	$ 290	-	$ 10	(1), (3)	$ 300
Q2 2007 Operating Profit					
Wholesale Better	$ 24	$ -	$ 1	(2)	$ 25
Wholesale Jeanswear	3	-	9	(1)	12
Footwear & Accessories	18	-	1	(3)	19
Retail	(5)	-	1	(3)	(4)
Licensing, Other and Eliminations	(82)	-	69	(4)	(13)
Losses on assets held for sale	(30)	-	30		-
Total Company	$ (72)		$ 111		$ 39
Income (loss) from continuing operations	$ (51)	$ -	$ 69		$ 18
EPS from continuing operations	$ (0.48)	$ -	$ 0.65		$ 0.17

(1) Relates to the exit from certain moderate sportswear lines, denim restructuring, and other strategic review items
(2) Relates to the expenses for the closure of certain distribution facilities and other strategic review items
(3) Relates to severance and other expenses related to strategic review of operations, and certain other items
(4) Relates to the impairment of trademarks and certain other items